Exhibit 21.1

Company Name	Jurisdiction of Organization	DBA Name (if any)
2957-8002 Quebec Inc.	Quebec	-
A.B. Oxford Cold Storage Company No. 2 Pty	Australia	-
A.B. Oxford Cold Storage Company Pty Ltd	Australia	Oxford Logistics Group
Aasheim Eiendom AS	Norway	-
Allansford Trust	Australia	-
Auscold Logistics Pty Limited	Australia	-
Avon Solar, LLC	Massachusetts	-
Bayside Canadian Railway Company Ltd.	New Brunswick	-
Berlin Invest Netherlands B.V.	Netherlands	-
Bigstreet Pty Ltd	Australia	-
Boreas Logistics Holdings B.V.	Netherlands	-
Bradford Way Trust	Australia	-
Cold Storage Nelson Limited	New Zealand	-
Columbia Colstor, Inc.	Washington	-
Cool Port Oakland DRE, LLC	Delaware	-
Cool Port Oakland Freight, LLC	Delaware	-
Cool Port Oakland Holdings, LLC	Delaware	-
Cool Port Oakland Intermediate Holdings, LLC	Delaware	-
Cool Port Oakland, LLC	Delaware	-
Credo Holding NV	Belgium	-
Cryo-Trans, LLC	Maryland	-
Crystal Creek Logistics, L.L.C.	Washington	-
Daalimpex Harlingen B.V.	Netherlands	-
Daalimpex Velsen B.V.	Netherlands	-
DPA Nederland B.V.	Netherlands	Dutch Port Agency
Edinburgh Trust	Australia	-
Emergent Cold (Private) Ltd	Sri Lanka	-
Emergent Cold (Vic) Propco Pty Ltd.	Australia	-
Emergent Cold (Vic) Pty Ltd.	Australia	-
Emergent Cold Bidco Pty Ltd	Australia	-
Emergent Cold Holdings Pty Ltd	Australia	John Swire & Sons
Emergent Cold Midco 2 Pty Ltd.	Australia	-
Emergent Cold Midco 3 Pty Ltd.	Australia	-
Emergent Cold Midco Pty Ltd.	Australia	-
Emergent Cold Pty Ltd	Australia	Frigomobile Cold Chain Logistics
Emergent Cold Topco Pty Ltd.	Australia	-
Emergent Cold Vietnam Company Limited	Vietnam	-
Entrepôt Du Nord Inc.	Quebec	-

Erweda Holdings B.V.	Netherlands	-
ESMAPF-60, LLC	Massachusetts	-
Every Bear Investments LLC	Delaware	-
FAIS US, LLC	Delaware	-
Ferin Sp zoo	Poland	-
Festing Coldstores B.V.	Netherlands	-
Flexible Automation Innovative Solutions NV	Belgium	-
H&S Coldstores Holding B.V.	Netherlands	-
Ha Noi Steel Pipe Limited Liability Company	Vietnam	-
Harley International Properties Limited	Virgin Islands, British	-
Haugesund Næringspark AS	Norway	
Henningsen Cold Storage Co., LLC	Delaware	-
Ice Cold Storage Holding B.V.	Netherlands	-
Integrated Railcar Services, LLC	Maryland	-
Kennedy Transportation Incorporated	Washington	-
Kloosbeheer B.V.	Netherlands	-
Kloosterboer BLG Coldstore GmbH	Germany	-
Kloosterboer Group B.V.	Netherlands	-
Kloosterboer IJmuiden B.V.	Netherlands	-
Kloosterboer Vlissingen B.V.	Netherlands	Kloosterboer Container Logistics Lineage Vlissingen
Kurnall Trust	Australia	-
Lineage AFS Master RE, LLC	Delaware	-
Lineage AL Attalla RE, LLC	Delaware	-
Lineage AP Holdings Pty Ltd	Australia	-
Lineage AP Holdings, LLC	Delaware	-
Lineage AP Intermediate Holdings Pty Ltd	Australia	-
Lineage AP Topco, LLC	Delaware	-
Lineage Arras Propco S.A.S.U.	France	-
Lineage Arras S.A.S.U.	France	-
Lineage Asten Propco B.V.	Netherlands	-
Lineage AUS RE Holdings, LLC	Delaware	-
Lineage AUS TRS Pty Ltd	Australia	Lineage Food Australia Lineage Foods
Lineage B REIT Assets, LLC	Delaware	-
Lineage B TRS Assets, LLC	Delaware	-
Lineage BCS Orchard, LLC	Delaware	
Lineage BE TRS BV	Belgium	-
Lineage Bedford Park RE 2, LLC	Delaware	-
Lineage Belgium Bidco BV	Belgium	-

Lineage Beneden-Leeuwen B.V.	Netherlands	-
Lineage Beneden-Leeuwen PropCo B.V.	Netherlands	-
Lineage Bergen op Zoom B.V.	Netherlands	-
Lineage Bluebird Debtco, LLC	Delaware	-
Lineage Bremerhaven GmbH	Germany	-
Lineage Bremerhaven PropCo B. V.	Netherlands	-
Lineage Columbia Mezz, LLC	Delaware	-
Lineage CS LP	Ontario	
Lineage Customs Brokerage, LLC	Washington	-
Lineage Danish Bidco 5 ApS	Denmark	-
Lineage Danish Bidco II ApS	Denmark	-
Lineage DE TRS GmbH	Germany	-
Lineage Direct-to-Consumer, LLC	Delaware	-
Lineage DR Master RE, LLC	Delaware	-
Lineage Dutch Bidco 4 B.V.	Netherlands	-
Lineage Dutch Bidco 5 B.V.	Netherlands	-
Lineage Dutch Bidco 6 B.V.	Netherlands	-
Lineage Dutch Bidco 8 B.V.	Netherlands	-
Lineage Dutch Bidco II B.V.	Netherlands	-
Lineage Dutch Bidco III B.V.	Netherlands	-
Lineage Dutch Cooperatief U.A.	Netherlands	-
Lineage Dutch Holdco 1 B.V.	Netherlands	-
Lineage Dutch Holdco 2 B.V.	Netherlands	-
Lineage Dutch Holdco 3 B.V.	Netherlands	-
Lineage Dutch Holdings III B.V.	Netherlands	-
Lineage EC LP	Ontario	-
Lineage Eemhaven PropCo B. V.	Netherlands	-
Lineage Europe Finco B.V.	Netherlands	-
Lineage Food Solutions Pte. Ltd.	Singapore	-
Lineage Foodservice Solutions, LLC	Delaware	-
Lineage France Holdings B.V.	Netherlands	-
Lineage France S.A.S.U.	France	-
Lineage Freight Forwarding Europe B. V.	Netherlands	-
Lineage Freight Forwarding Germany GmbH	Germany	-

Lineage Freight Forwarding Netherlands B.V.	Netherlands	UTI Forwarding Unsworth Transport International Forwarding B.V. Lineage Freight Forwarding Export
Lineage Freight Forwarding South Africa (Pty)	South Africa	-
Lineage Freight Forwarding, LLC	Delaware	-
Lineage Freight Forwarding Poland Sp z o.o.	Poland	-
Lineage GA Albany 12 RE, LLC	Delaware	-
Lineage GA Albany RE, LLC	Delaware	-
Lineage GA Forsyth RE, LLC	Delaware	-
Lineage GA Macon RE, LLC	Delaware	-
Lineage GA Master RE, LLC	Delaware	-
Lineage GA Port Wentworth RE, LLC	Delaware	-
Lineage GA Savannah RE, LLC	Delaware	-
Lineage Gameren B.V.	Netherlands	-
Lineage Germany Holding GmbH	Germany	-
Lineage Germany Holdings B.V.	Netherlands	-
Lineage Gloucester Ltd.	United Kingdom	-
Lineage Harnes Propco S.A.S.U.	France	-
Lineage Harnes S.A.S.	France	-
Lineage HCS Master RE, LLC	Delaware	-
Lineage HCS Mezz, LLC	Delaware	-
Lineage HCS PA Scranton RE Holdings, LLC	Delaware	-
Lineage HCS PA Scranton RE, LLC	Delaware	-
Lineage Hong Kong Holdings Limited	Hong Kong	-
Lineage Hoogerheide B.V.	Netherlands	-
Lineage IA Cedar Rapids RE, LLC	Delaware	-
Lineage Ieper BV	Belgium	-
Lineage IJmuiden PropCo B. V.	Netherlands	-
Lineage IL Bartlett RE Holdings, LLC	Delaware	-
Lineage IL Bartlett RE, LLC	Delaware	-
Lineage IL Batavia RE, LLC	Delaware	-
Lineage IL Bedford Park RE, LLC	Delaware	-
Lineage IL Chicago & Lyons RE, LLC	Delaware	-
Lineage IL Geneva RE, LLC	Delaware	-
Lineage Italian Bidco S.r.l.	Italy	-
Lineage Italy S.r.l.	Italy	-
Lineage Jiuheng Logistics (HK) Group Company	Hong Kong	-
Lineage KS Olathe RE, LLC	Delaware	-
Lineage Larvik AS	Norway	-

Lineage Lelystad B. V.	Netherlands	-
Lineage Logistics AFS, LLC	Delaware	-
Lineage Logistics Canada Holdings Ltd.	Ontario	-
Lineage Logistics Canada Holdings, LLC	Delaware	-
Lineage Logistics CC Holdings, LLC	Delaware	-
Lineage Logistics HCS, LLC	Delaware	-
Lineage Logistics Holdings, LLC	Delaware	-
Lineage Logistics Mandai Pte. Ltd.	Singapore	-
Lineage Logistics MTC, LLC	Maryland	-
Lineage Logistics MVI Ltd.	Quebec	-
Lineage Logistics New Zealand	New Zealand	-
Lineage Logistics ORS Ltd.	Ontario	-
Lineage Logistics ORS TRS LP	Ontario	-
Lineage Logistics ORS TRS, GP Ltd.	Ontario	-
Lineage Logistics PFS, LLC	Delaware	-
Lineage Logistics SCS, LLC	Delaware	-
Lineage Logistics Services, LLC	Delaware	-
Lineage Logistics Singapore Holdings, LLC	Delaware	-
Lineage Logistics Singapore Intermediate Holdings Pte. Ltd.	Singapore	-
Lineage Logistics Singapore Pte. Ltd.	Singapore	-
Lineage Logistics VLS GP Ltd.	Ontario	-
Lineage Logistics, LLC	Delaware	-
Lineage Maasvlakte PropCo B. V.	Netherlands	-
Lineage Master RE 3, LLC	Delaware	-
Lineage Master RE 4, LLC	Delaware	-
Lineage Master RE 5, LLC	Delaware	-
Lineage Master RE 6, LLC	Delaware	-
Lineage Master RE 7, LLC	Delaware	-
Lineage Master RE, LLC	Delaware	-
Lineage MD Reisterstown RE, LLC	Delaware	-
Lineage Mezz 10, LLC	Delaware	-
Lineage Mezz 11, LLC	Delaware	-
Lineage Mezz 12, LLC	Delaware	-
Lineage Mezz 2, LLC	Delaware	-
Lineage Mezz 6, LLC	Delaware	-
Lineage Mezz 7, LLC	Delaware	-
Lineage Mezz 8, LLC	Delaware	-
Lineage Mezz, LLC	Delaware	-
Lineage Milagro, S.L.	Spain	-

Lineage Murcia, S.L.U.	Spain	-
Lineage NE Gomez RE, LLC	Delaware	-
Lineage NE Grand Island RE, LLC	Delaware	-
Lineage NE Lincoln RE, LLC	Delaware	-
Lineage NE Renfro RE, LLC	Delaware	-
Lineage Nederland PropCo B. V	Netherlands	-
Lineage Netherlands Holding B.V.	Netherlands	-
Lineage NL 3 TRS B.V.	Netherlands	-
Lineage NL TRS B.V.	Netherlands	-
Lineage NOCS Master RE, LLC	Delaware	-
Lineage Noord Scharwoude Propco B.V.	Netherlands	-
Lineage Noord-Scharwoude B.V.	Netherlands	-
Lineage Norway Holdings 2 AS	Norway	-
Lineage Norway Holdings 3 AS	Norway	-
Lineage Norway Holdings I AS	Norway	-
Lineage NZ (CSN Holdings)	New Zealand	-
Lineage NZ Holdings	New Zealand	-
Lineage NZ Holdings, LLC	Delaware	-
Lineage NZ OpCo Holdings GP Limited	New Zealand	-
Lineage NZ OpCo Holdings LP	New Zealand	-
Lineage NZ TRS Limited	New Zealand	-
Lineage OP, LP	Maryland	-
Lineage PA Allentown RE Holding, LLC	Delaware	-
Lineage PA Allentown RE, LLC	Delaware	-
Lineage PA Bethlehem RE Holding, LLC	Delaware	-
Lineage PA Bethlehem RE, LLC	Delaware	-
Lineage PA Hazleton RE Holding, LLC	Delaware	-
Lineage PA Hazleton RE, LLC	Delaware	-
Lineage PA RE 2, LLC	Delaware	-
Lineage PA RE Holdco 2, LLC	Delaware	-
Lineage PA RE Holdco, LLC	Delaware	-
Lineage PA RE, LLC	Delaware	-
Lineage PA TRS 2, LLC	Delaware	-
Lineage PA TRS, LLC	Delaware	-
Lineage PFS Chicago RE, LLC	Delaware	-
Lineage PFS IL Chicago III RE, LLC	Delaware	-
Lineage PFS MA Westfield RE, LLC	Delaware	-
Lineage PFS TX Houston RE, LLC	Delaware	-
Lineage PFS WA Richland RE, LLC	Delaware	-
Lineage Redistribution, LLC	Delaware	-

Lineage Rijkevorsel BV	Belgium	-
Lineage Rijkevorsel Propco BV	Belgium	-
Lineage Road Transport Gameren B.V.	Netherlands	-
Lineage Road Transport Service Bommelerwaard	Netherlands	-
Lineage Romans-sur-Isere	France	-
Lineage Rotterdam Cool Port B. V.	Netherlands	-
Lineage Rotterdam Cool Port II B. V.	Netherlands	-
Lineage Rotterdam CoolPort PropCo B. V.	Netherlands	-
Lineage Rotterdam Eemhaven B.V.	Netherlands	-
Lineage Rotterdam Maasvlakte B. V.	Netherlands	-
Lineage Rotterdam PropCo B. V.	Netherlands	-
Lineage SE RE, LLC	Delaware	-
Lineage Seafreeze Leasehold RE, LLC	Delaware	-
Lineage Spain Holdings I, S.L.	Spain	-
Lineage TN Arlington RE, LLC	Delaware	-
Lineage Transportation Holdings, LLC	Delaware	-
Lineage Transportation, LLC	Delaware	Lineage Transportation of CA, LLC
Lineage Treasury Europe B.V.	Netherlands	-
Lineage UK Admin Limited	United Kingdom	-
Lineage UK Holdings Limited	Guernsey	-
Lineage UK Intermediate Holdings Limited	Guernsey	-
Lineage UK Services Limited	United Kingdom	-
Lineage UK T&F Holdings Limited	United Kingdom	-
Lineage UK Transport Limited	United Kingdom	-
Lineage UK TRS Limited	United Kingdom	-
Lineage UK Warehousing Holdings Limited	United Kingdom	-
Lineage UK Warehousing Limited	United Kingdom	-
Lineage USG RE 1, LLC	Delaware	-
Lineage VA Chester RE, LLC	Delaware	-
Lineage VA Portsmouth RE, LLC	Delaware	-
Lineage VA Richmond RE, LLC	Delaware	-
Lineage VA Sandston RE, LLC	Delaware	-
Lineage Velsen PropCo B. V.	Netherlands	-
Lineage Venlo B.V.	Netherlands	-
Lineage Vlissingen Holding B.V.	Netherlands	-
Lineage Vlissingen PropCo B. V.	Netherlands	-
Lineage WA Algona RE, LLC	Delaware	-
Lineage WA Centralia RE, LLC	Delaware	-
Lineage WA Columbia RE, LLC	Delaware	-
Lineage WA POS RE 2, LLC	Delaware	-
Lineage WA POS RE, LLC	Delaware	-

Lineage Waalwijk B.V.	Netherlands	-
Lineage Waalwijk II B.V.	Netherlands	-
Lineage Wauwatosa RE, LLC	Delaware	-
Lineage Wisbech Ltd.	United Kingdom	-
Lineage, Inc.	Maryland	-
Lineage's Heerenberg B.V.	Netherlands	-
Lineage's Heerenberg Propco B.V.	Netherlands	-
LL Cold ApS	Denmark	-
LL Cold TRS ApS	Denmark	-
LLH MRS Master RE, LLC	Delaware	-
LLH MRS McDonough RE, LLC	Delaware	-
LLH Topco Holdings TRS, LLC	Delaware	-
LLH TRS FSS RE Holdings, LLC	Delaware	-
Luik Natie Coldstore NV	Belgium	-
Luik Natie Forwarding NV	Belgium	-
Luik Natie Storage NV	Belgium	-
Luik Natie Transport NV	Belgium	-
Lundsoe Kol & Frys A/S	Denmark	-
Lytton I Trust	Australia	-
Lytton II Trust	Australia	-
Mandai Link Logistics Pte Ltd	Singapore	-
New Orleans Cold Storage and Warehouse Company, LLC	Delaware	-
NOCS South Atlantic Cold Storage & Warehouse, LLC	Delaware	-
NOCS West Gulf, LLC	Delaware	-
Pago Sp Z o.o.	Poland	-
Pago TRS sp Z o.o.	Poland	-
Partner Logistics Holding Belgium BV	Belgium	-
Perishable Shipping Solutions, LLC	Delaware	-
Permanor AS	Norway	
Permanor Brumunddal AS	Norway	
Pin Corporation Pte Ltd	Singapore	-
Polar Holdco, LLC	Delaware	-
Preferred Freezer Holdings, Inc.	Delaware	-
Preferred Freezer Logistics, LLC	New Jersey	-
Preferred Freezer Services - Antara Holdings (Asia) Limited	Virgin Islands, British	-
Preferred Freezer Services (Vietnam) Ltd	Vietnam	-
Preferred Freezer Services China Holdings, LLC	Delaware	-
Preferred Freezer Services of Oakland, LLC	Delaware	-
Preferred Freezer Services, LLC	Delaware	-
Real Estate Gloucester Ltd.	United Kingdom	-
Real Estate Waalwijk B.V.	Netherlands	-
Reefer Stevedoring IJmuiden B.V.	Netherlands	-
Rotterdam Juice Terminal B.V.	Netherlands	-

SK Logistics Investment Limited Liability Company	Vietnam	-
Solomon Trust	Australia	-
Tax & Customs Services Tiel B.V.	Netherlands	-
Terminal Freezers, LLC	Delaware	-
Turvo India Pvt. Ltd.	India	-
Turvo, LLC	Delaware	-
UP LL RE, LLC	Delaware	-
VersaCold Logistics Services	Ontario	Lineage
VersaCold Logistics Services GP Limited	Ontario	Lineage Lineage Logistics
Vriescentrale Asten B.V.	Netherlands	Lineage Asten
Wisbech Propco Ltd.	United Kingdom	-
WK II B.V.	Netherlands	-
Woodstock Cold Storage (1990) Ltd.	New Brunswick	-
Yearsley CS Limited	United Kingdom	-
Yearsley Food Limited	United Kingdom	-
Yearsley Group Limited	Guernsey	-
Y-Frost BV	Belgium	-